                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                      ---------

                                       FORM 8-K

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report:  FEBRUARY 18, 1998


                           MERIDIAN INDUSTRIAL TRUST, INC.
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)



        Maryland                        1-14166                 94-3224765
--------------------------------------------------------------------------------
(State or Other Jurisdiction)   (Commission File Number)  (IRS Employer I.D. #)
     of Incorporation

455 Market Street, 17th Floor, San Francisco, California             94105
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (415) 281-3900


                                    Not Applicable
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)



              This document contains ___ sequentially numbered pages.
                      The exhibit index is located on page ____.

ITEM 5.   OTHER EVENTS.

    The company is filing the attached information in connection with its announcement of 1997 year-end results of operations.

    The attached information contains statements that constitute forward-looking information. This forward-looking information includes statements regarding development in progress and future lease expirations. The company's actual results may differ significantly from the results discussed in these statements. Factors that could cause such differences include, but are not limited to, the overall United States economy, local market conditions, interest rates, competition, lease turnover, absorption rates, and property characteristics discovered during the development process. For further information on these and other factors that could impact the company and the statements contained in the attached information, reference should be made to the company's filings with the Securities and Exchange Commission.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.


          (c)  EXHIBITS.  The following exhibits are attached to this report:

               99.1  Supplemental Information dated December 31, 1997


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   By:  MERIDIAN INDUSTRIAL TRUST, INC.


Date: February 20, 1998                 By: /s/ ROBERT A. DOBBIN
                                           -------------------------------
                                           Robert A. Dobbin
                                           Secretary